                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                                  FORM 8-K/A
                                AMENDMENT NO. 1
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 16, 2007 (MAY 1, 2007)



                                 SOLUTIA INC.
                                 ------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                   DELAWARE
                                   --------
                           (STATE OF INCORPORATION)

            001-13255                                         43-1781797
            ---------                                         ----------
           (COMMISSION                                      (IRS EMPLOYER
           FILE NUMBER)                                   IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
---------------------------------------------------------------    ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



                                (314) 674-1000
                                --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               EXPLANATORY NOTE

         This Amendment No. 1 to Current Report on Form 8-K/A is being filed to correct a cross-footing error in the "Long-Term Debt" line item of the Pro Forma Condensed Combined Statement of Financial Position as of March 31, 2007 attached to the Current Report on Form 8-K filed on July 16, 2007. The corrected Pro Forma Condensed Combined Statement of Financial Position is attached to this report. There are no other changes to the originally filed Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (b)      Pro Forma Financial Information

                           The following pro forma financial information is filed in this report pursuant to Instruction (2) to
                           Item 9.01(b)

                           Pro Forma Condensed Combined Statement of Financial Position as of March 31, 2007

                           Pro Forma Condensed Combined Statement of
                           Operations For the Year Ended December 31, 2006

                           Pro Forma Condensed Combined Statement of
                           Operations For the Three Months Ended March 31,
                           2007

        (d)       Exhibits

Exhibit Number            Description
--------------            -----------

         99.1              Debtors' Second Amended Joint Plan of
                           Reorganization Pursuant to Chapter 11 of the
                           Bankruptcy Code, including Retiree Settlement Agreement filed as Exhibit B to the Plan

         99.2 Debtors' Second Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code

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                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                       SOLUTIA INC.
                                       ----------------------------------------
                                       (Registrant)

                                       /s/ Rosemary L. Klein
                                       ---------------------------
                                       Senior Vice President, General Counsel
                                       and Secretary

DATE: July 17, 2007



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                                 SOLUTIA INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
                             (DOLLARS IN MILLIONS)

On May 1, 2007, Solutia Inc. ("Solutia") purchased Akzo Nobel's stake in Flexsys Holding BV ("Flexsys"), a 50/50 rubber chemicals joint venture between Akzo Nobel and Solutia (the "Flexsys Acquisition") for $213, subject to debt assumption and various purchase price adjustments. Contemporaneous with the closing of the Flexsys Acquisition, Flexsys purchased Akzo Nobel's Crystex manufacturing operations ("Crystex Purchase") in Japan for $25 and refinanced its existing $200 term and revolving credit facility to $225. The Flexsys Acquisition was financed by $150 of funding under the Solutia amended DIP credit facility and additional funding through Flexsys. The acquisition price after debt assumption and certain purchase price adjustments was $115. Akzo Nobel and certain of its affiliates will continue providing services to Flexsys at certain sites shared by Flexsys and Akzo Nobel pursuant to services agreements entered into in connection with the Flexsys Acquisition.

The unaudited pro forma condensed combined financial information reflects the combination of the historical condensed consolidated statement of financial position and statement of operations for Solutia and Flexsys, adjusted for certain effects of the Flexsys Acquisition, the related financings, and the Crystex Purchase.

The unaudited pro forma condensed combined statement of financial position gives effect to the transactions as if they had occurred on March 31, 2007. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 and three months ended March 31, 2007 give effect to the transactions as if they had occurred on January 1, 2006.

The unaudited pro forma adjustments are based upon currently available information and certain assumptions that we believe to be reasonable under the circumstances. The acquisition will be accounted for, and the pro forma condensed combined financial information has been prepared, using the purchase method of accounting. The pro forma adjustments reflect our preliminary estimates of the purchase price allocation and are subject to revision as more detailed analysis is completed and the fair value of Flexsys' assets and liabilities is finalized.

These pro forma results should not be construed to be indicative of future results that actually would have occurred had the transactions occurred at the dates presented. In addition, we have not assumed any cost savings or synergies that might occur related to these transactions.

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
                                   PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL POSITION
                                                        AS OF MARCH 31, 2007
                                                       (DOLLARS IN MILLIONS)
                                                           (UNAUDITED)

                                                                          TRANSACTIONS           ADJUSTMENTS
                                        HISTORICAL     HISTORICAL       CONTEMPORANEOUS            FOR THE             PRO FORMA
                                         SOLUTIA  {a}   FLEXSYS  {b} WITH THE ACQUISITION {c}    ACQUISITION         CONSOLIDATED
                                        ----------     ----------    --------------------        -----------         ------------
CURRENT ASSETS:
Cash and cash equivalents                  $   168          $ 11                   $  98  {d}          $(115) {i}         $   162
Trade receivables, net                         337           111                       -                   -                  448
Miscellaneous receivables                      100            35                       -                  (2) {j}             133
Inventories                                    314           101                       1  {e}              3  {k}             419
Restricted cash for acquisition                150             -                    (150) {f}              -                    -
Prepaid expenses and other assets               42             6                       6  {e}             (1) {p}              53
                                        -----------    ----------    --------------------        ------------        -------------
TOTAL CURRENT ASSETS                         1,111           264                     (45)               (115)               1,215
PROPERTY, PLANT AND EQUIPMENT, NET             801           240                      18  {e}             14  {l}           1,073
INVESTMENTS IN AFFILIATES                      198             -                       -                (197) {m}               1
GOODWILL                                        89            94                       3  {e}            (92) {n}              94
IDENTIFIED INTANGIBLE ASSETS, NET               31             8                       -                  19  {o}              58
OTHER ASSETS                                   100            12                      17  {e}{g}         (11) {p}{q}          118
                                        -----------    ----------    --------------------        ------------        -------------
TOTAL ASSETS                               $ 2,330          $618                   $  (7)              $(382)             $ 2,559
                                        ===========    ==========    ====================        ============        =============

CURRENT LIABILITIES:
Accounts payable                              $243          $ 46                   $   2  {e}          $   -                 $291
Accrued liabilities                            216            62                       -                  (2) {j}             276
Short-term debt                                975            22                       -                   -                  997
Current maturities of long-term debt             -            73                     (73) {h}              -                    -
                                        -----------    ----------    --------------------        ------------        -------------
TOTAL CURRENT LIABILITIES                    1,434           203                     (71)                 (2)               1,564
LONG-TERM DEBT                                 213             -                      73  {h}              -                  286
OTHER LIABILITIES                              289            29                      (9) {e}{g}           6  {p}             315
LIABILITIES SUBJECT TO COMPROMISE            1,807             -                       -                   -                1,807

SHAREHOLDERS' EQUITY (DEFICIT):
Common stock                                     1           391                       -                (391) {r}               1
Additional contributed capital                  56            24                       -                 (24) {r}              56
Treasury stock, at cost                       (251)            -                       -                   -                 (251)
Net deficiency of assets at spinoff           (113)            -                       -                   -                 (113)
Accumulated other comprehensive
  loss                                         (65)          (50)                      -                  50  {r}             (65)
Retained earnings (Accumulated deficit)     (1,041)           21                       -                 (21) {r}          (1,041)
                                        -----------    ----------    --------------------        ------------        -------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)        (1,413)          386                       -                (386)              (1,413)
                                        -----------    ----------    --------------------        ------------        -------------
TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY (DEFICIT)                         $ 2,330          $618                   $  (7)              $(382)             $ 2,559
                                        ===========    ==========    ====================        ============        =============

                       See notes to unaudited pro forma condensed combined statement of financial position




NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL POSITION
(dollars in millions)

{a} - Represents the historical condensed consolidated statement of financial position of the Company as of March 31, 2007 included in the Company's Form 10-Q filed on May 7, 2007.

{b} - Represents the unaudited combined balance sheet of Flexsys as of March 31, 2007.

{c} - Contemporaneous with the Flexsys Acquisition, Flexsys refinanced its existing term and revolving credit facility, completed the purchase of the Crystex manufacturing operations in Japan from Akzo Nobel ("Crystex Purchase"), extinguished the liability and pre-funded the United Kingdom Defined Benefit Pension Plan. Furthermore, the Company increased its DIP credit facility agreement to facilitate the Flexsys Acquisition. The pro forma adjustments give effect to these transactions as if they were consummated on March 31, 2007.

{d} - Represents net cash provided from the financing transactions, as reduced by the use of cash to fund the Crystex Purchase and United Kingdom Defined Benefit Pension Plan, and to extinguish certain Flexsys debt.

Amounts paid:
    Extinguishment of existing Flexsys term and revolving credit
     facility                                                             $73
    Crystex Purchase                                                       25
    Extinguishment of United Kingdom Defined Benefit Pension Plan
     Liability (see Note {g})                                              11
    Pre-fund payment of United Kingdom Defined Benefit Pension
     Plan (see Note {g})                                                   16
                                                                         ----
  Total amounts paid                                                     $125
                                                                         ----
Sources of Cash:
    Solutia DIP credit facility (see Note {f})                           $150
    Flexsys term loan and revolving credit facility refinancing            73
                                                                         ----
  Total sources of cash                                                  $223
                                                                         ----

Net cash provided                                                         $98
                                                                         ====

{e} - Reflects the Crystex Purchase, recorded at estimated fair values in accordance with purchase accounting and the resulting goodwill, detailed as follows:

Purchase price                                                            $25
Assets purchased:
    Inventories                                                            $1
    Prepaid expenses and other assets                                       6
    Property, plant and equipment                                          18
    Other assets                                                            1
                                                                         ----
                                                                           26

Liabilities assumed:
    Accounts payable                                                        2
    Other liabilities                                                       2
                                                                         ----
                                                                            4
                                                                         ----
    Fair value of net assets acquired                                     $22
                                                                         ----
    Goodwill acquired                                                      $3
                                                                         ====




{f} - Solutia amended its DIP credit facility in January 2007 to facilitate the Flexsys Acquisition, which among other things, increased the size of the DIP credit facility. The DIP amendment restricted $150 of the increased facility for the Flexsys Acquisition and, therefore, at March 31, 2007, the $150 was classified as restricted cash. To facilitate the Flexsys Acquisition, Solutia released the restricted cash.

{g} - As required by the purchase agreement, Solutia funded $27 to the United Kingdom Defined Benefit Pension Plan. Flexsys' liability for the pension plan was $11 at March 31, 2007. Therefore, $11 represents an extinguishment of the liability and $16 represents a pre-funding payment of the United Kingdom Defined Benefit Pension Plan.

{h} - Represents the Flexsys term and revolving credit facility refinancing as is further discussed in notes {c} and {d}.

{i} - Represents the cash purchase price paid to Akzo Nobel.

{j} - Represents the elimination of intercompany receivables/payables.

{k} - Represents an increase to reflect a fair value step-up in basis in accordance with purchase accounting requirements.

{l} - Represents an increase of $59 to reflect a fair value step-up in basis in accordance with purchase accounting requirements, partially offset by a decrease of approximately $45 associated with the allocation of negative goodwill. The net decrease in property, plant and equipment, net and the respective economic useful lives is as follows:

                                                   Net Fair Value
                                                     Adjustment     Useful Life
                                                   --------------   -----------
Land                                                     $1            N/A
Land improvements                                         -            21
Buildings and building improvements                       2            21
Manufacturing equipment                                   9             8
Other equipment                                           -             2
Construction in process                                   2            N/A
                                                       -----
  Total                                                 $14
                                                       =====


{m} - Represents the elimination of Solutia's equity investment in Flexsys at March 31, 2007.

{n} - Represents the write-off of goodwill recorded on Flexsys' balance sheet of $97 after the Crystex Purchase, partially offset by the reclassification of goodwill recorded on Solutia's statement of position of $5 related to the formation of the Flexsys joint venture and previously recorded in Investments in Affiliates.

{o} - Represents an increase of approximately $27 to reflect a fair value step-up in basis in accordance with purchase accounting requirements, partially offset by a decrease of $8 associated with the allocation of negative goodwill. The net increase in Identifiable Intangible Assets and respective estimated useful lives is as follows:

                                                   Net Fair Value
                                                     Adjustment     Useful Life
                                                   --------------   -----------
Technology                                              $22             25
Trademarks & tradenames                                   3             25
Patents                                                   2             10
                                                       -----
  Total                                                 $27
                                                       =====

{p} - Represents the deferred tax effect related to the purchase accounting and negative goodwill adjustments further discussed in notes {k}, {l} and {o}.

{q} - Of the other assets amount, $6 represents deferred charges related to the Flexsys acquisition which were included in the purchase price allocation.

{r} - Represents the elimination of Flexsys' historical equity balances.

                                        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                                FOR THE YEAR ENDED DECEMBER 31, 2006
                                                        (DOLLARS IN MILLIONS)
                                                             (UNAUDITED)

                                                                                                ADJUSTMENTS
                                                          HISTORICAL         HISTORICAL           FOR THE             PRO FORMA
                                                            SOLUTIA    {a}     FLEXSYS    {b}   ACQUISITION          CONSOLIDATED
                                                        --------------     --------------     ----------------     -----------------
NET SALES                                                 $     2,905        $       606        $           -        $        3,511
Cost of goods sold                                              2,524                456                   (9) {c}            2,971
                                                        --------------     --------------     ----------------     -----------------
GROSS PROFIT                                                      381                150                    9                   540
Total marketing, administrative and technological
  expenses                                                        278                 58                   (1) {c}              335
Amortization of intangible assets                                   1                  -                    1  {d}                2
                                                        --------------     --------------     ----------------     -----------------
OPERATING INCOME                                                  102                 92                    9                   203
Equity earnings from affiliates                                    38                  -                  (37) {e}                1
Interest expense                                                 (104)                (3)                 (13) {f}             (120)
Other income (loss), net                                           14                 (3)                   -                    11
Loss on debt modification                                          (8)                 -                    -                    (8)
Reorganization items, net                                         (71)                 -                    -                   (71)
                                                        --------------     --------------     ----------------     -----------------
INCOME (LOSS) FROM CONTINUING OPERATIONS
  BEFORE INCOME TAX EXPENSE                                       (29)                86                  (41)                   16
Income tax expense                                                 18                 20                    5  {g}               43
                                                        --------------     --------------     ----------------     -----------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                          (47)                66                  (46)                  (27)
                                                        ==============     ==============     ================     =================

LOSS PER BASIC AND DILUTED SHARE                               ($0.45)                                                       ($0.26)

BASIC AND DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING           104.5                                                         104.5
                           See notes to the unaudited pro forma condensed combined statement of operations

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (Dollars in millions)

{a} - Represents the historical consolidated statement of operations of the Company for the year ended December 31, 2006 included in the Company's 2006 Form 10-K filed on March 6, 2007.

{b} - Represents the historical combined statement of operations of Flexsys for the year ended December 31, 2006, derived from audited combined financial statements filed with Solutia's 2006 Form 10-K/A filed on March 28, 2007 as
Exhibit 99.2 Combined Financial Statements of Flexsys Group




{c} - To reduce depreciation expense to reflect lower asset values and updated estimated useful lives. The reduction of the depreciation expense on depreciable assets is calculated as follows:

                                                                            Depreciation         Depreciation       Depreciation
                                          Fair Value     Useful Life      Post-Acquisition      Pre-Acquisition      Adjustment
                                         -----------    -------------    ------------------    -----------------   --------------
Land                                             $14         N/A
Land improvements                                  2         21                         -                     -                 -
Buildings and building improvements               35         21                         2                     2                 -
Manufacturing equipment                          177          8                        22                    32               (10)
Other equipment                                    3          2                         2                     2                 -
Construction in process                           41         N/A
                                         -----------                     ----------------     -----------------     -------------
  Total                                         $272                                  $26                   $36              ($10)
                                         ===========                     ================     =================     =============

Reduction in depreciation is allocated between cost of goods sold and marketing, administrative, and technological expenses based on Flexsys' historical classification.

{d} - To record amortization expense on identified intangible asset values as a result of the acquisition and is calculated as follows:

                                                                                                       Amortization
                                                                 Fair Value         Useful Life      Post-Acquisition
                                                               -------------      --------------     ----------------
Technology                                                               $22            25                         $1
Trademarks & tradenames                                                    3            25                          -
Patents                                                                    2            10                          -
                                                               -------------                         ----------------
  Total                                                                  $27                                       $1
                                                               =============                         ================

{e} - Represents adjustment to eliminate equity income recognized by Solutia related to Flexsys during 2006.

{f} - The table below sets forth adjustments to interest expense resulting from the extinguishment of debt and issuance of new debt:

Interest expense on pro forma borrowings:
  Flexsys term loan and revolver (1)                                                                               $3
  Solutia amendment of DIP credit facility (2)                                                                     13
                                                                                                     ----------------
Total interest expense on pro forma borrowings                                                                     16

Less: historical Flexsys interest expense                                                                          (3)
                                                                                                     ----------------
Total adjustment to interest expense                                                                              $13
                                                                                                     ================

(1) Represents interest expense on the $73 refinancing of Flexsys' debt. The debt has a variable interest rate and was calculated using an average interest rate of 4.88%.

(2) Represents interest expense on the $150 increase in the DIP credit facility to facilitate the Flexsys Acquisition. The debt has a variable interest rate and was calculated using an average interest rate of 8.77%.




{g} - Represents the adjustment to income tax resulting from the pro forma adjustments in notes {c} - {f}. The adjustment is calculated as follows:

Adjustments on Flexsys pro forma transactions
    Depreciation expense                                                                                           10
    Amortization of intangible assets                                                                              (1)
    Interest on term loan and revolver                                                                             (3)
    Historical interest expense                                                                                     3
                                                                                                     -----------------
                                                                                                                    9

  Flexsys statutory tax rate                                                                                      35%
                                                                                                     -----------------
    Adjustment to income tax from Flexsys pro forma adjustments                                                     3

Adjustment on Solutia pro forma transactions (1)
  Equity loss from Flexsys joint venture (2)                                                                        7
  Solutia UK Ltd. statutory tax rate                                                                              30%
                                                                                                     -----------------
    Adjustment to income tax from Solutia pro forma adjustments                                                     2

                                                                                                     -----------------
      Total adjustment to income tax from pro forma adjustments                                                     5
                                                                                                     =================

(1) At December 31, 2006, the Company had substantial federal and state net operating losses available to offset taxable income. Because the U.S. legal entities owned by the Company are operating under Chapter 11 of the US Bankruptcy Code, a valuation allowance has been recorded to reduce the deferred tax asset to zero. Since the pro forma adjustments that relate to Solutia affect these legal entities' operations, the tax effect of these adjustments is zero.

(2) Solutia's United Kingdom legal entity recorded a $7 equity loss from affiliate during 2006 ($37 equity earnings from affiliate on a consolidated basis). Solutia UK Ltd. is not operating under Chapter 11, therefore, the reversal of the loss is tax effected using the applicable statutory tax rate for 2006.

                                        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                              FOR THE THREE MONTHS ENDED MARCH 31, 2007
                                                        (DOLLARS IN MILLIONS)
                                                             (UNAUDITED)

                                                                                                ADJUSTMENTS
                                                          HISTORICAL         HISTORICAL           FOR THE             PRO FORMA
                                                            SOLUTIA    {a}     FLEXSYS    {b}   ACQUISITION          CONSOLIDATED
                                                        --------------     --------------     ----------------     -----------------

NET SALES                                                 $       727        $      158        $          -        $          885
Cost of goods sold                                                621               121                  (2) {c}              740
                                                        --------------     -------------     ---------------     -----------------
GROSS PROFIT                                                      106                37                   2                   145
Total marketing, adminstrative, and technological
 expenses                                                          67                12                   -                    79
                                                        --------------     -------------     ---------------     -----------------

OPERATING INCOME                                                   39                25                   2                    66
Equity earnings from affiliates                                     9                 -                  (9) {d}                -
Interest expense                                                  (29)               (1)                 (3) {e}              (33)
Other income (loss), net                                            3                (1)                  -                     2
Loss on debt modification                                          (7)                -                   -                    (7)
Reorganization items, net                                         (16)                -                   -                   (16)
                                                        --------------     -------------     ---------------     -----------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                           (1)               23                 (10)                   12
  BEFORE INCOME TAX EXPENSE
Income tax expense                                                  7                 4                   1  {f}               12
                                                        --------------     -------------     ---------------     -----------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                           (8)               19                 (11)                    -
                                                        ==============     =============     ===============     =================

EARNINGS (LOSS) PER BASIC AND DILUTED SHARE                    ($0.08)                                                      $0.00

BASIC AND DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING           104.5                                                       104.5
                           See notes to the unaudited pro forma condensed combined statement of operations

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (Dollars in millions)

{a} - Represents the historical condensed consolidated statement of financial position of the Company as of March 31, 2007 included in the Company's Form 10-Q filed on May 7, 2007.

{b} - Represents the unaudited combined balance sheet of Flexsys as of March 31, 2007.





{c} - To reduce depreciation expense to reflect lower asset values and updated estimated useful lives. The reduction of the depreciation expense on depreciable assets is calculated as follows:

                                                                            Depreciation       Depreciation          Depreciation
                                         Fair Value        Useful Life    Post-Acquisition    Pre-Acquisition         Adjustment
                                       --------------     -------------  ------------------  -----------------     ----------------
Land                                             $14          N/A
Land improvements                                  2           21                     -                     -                    -
Buildings and building improvements               35           21                     -                     -                    -
Manufacturing equipment                          177           8                      6                     8                   (2)
Other equipment                                    3           2                      1                     1                    -
Construction in process                           41          N/A
                                       --------------                    ---------------     -----------------     ----------------
  Total                                         $272                                 $7                    $9                  ($2)
                                       ==============                    ===============     =================     ================

{d} - Represents adjustment to eliminate equity income recognized by Solutia related to Flexsys during the three months ended March 31, 2007.

{e} - The table below sets forth adjustments to interest expense resulting from the extinguishment of debt and issuance of new debt:

Interest expense on pro forma borrowings:
  Flexsys term loan and revolver (1)                                                                       $1
  Solutia amendment of DIP credit facility (2)                                                              3
                                                                                             -----------------
Total interest expense on pro forma borrowings                                                              4

Less: historical Flexsys interest expense                                                                  (1)
                                                                                             -----------------
Total adjustment to interest expense                                                                       $3
                                                                                             =================

(1) Represents interest expense on the $73 refinancing of Flexsys' debt. The debt has a variable interest rate and was calculated using an average interest rate of 5.48% for the three months ended March 31, 2007.

(2) Represents interest expense on the $150 increase in the DIP credit facility to facilitate the Flexsys Acquisition. The debt has a variable interest rate and was calculated using an average interest rate of 8.56% for the three months ended March 31, 2007.

{f} - Represents the adjustment to income tax resulting from the pro forma adjustments in notes {c} - {e}. The adjustment is calculated as follows:

Adjustments on Flexsys pro forma transactions
    Depreciation expense                                                                                    2
    Interest on term loan and revolver                                                                      1
    Historical interest expense                                                                            (1)
                                                                                             -----------------
                                                                                                            2

  Flexsys statutory tax rate                                                                              35%
                                                                                             -----------------
    Adjustment to income tax from Flexsys pro forma adjustments                                             1

Adjustment on Solutia pro forma transactions (1)                                                            -

                                                                                             -----------------
      Total adjustment to income tax from pro forma adjustments                                             1
                                                                                             =================





(1) At March 31, 2007, the Company had substantial federal and state net operating losses available to offset taxable income. Because the U.S. legal entities owned by the Company are operating under Chapter 11 of the US Bankruptcy Code, a valuation allowance has been recorded to reduce the deferred tax asset to zero. Since the pro forma adjustments that relate to Solutia affect these legal entities' operations, the tax effect of these adjustments is zero.